Exhibit 10.1

EXECUTION VERSION

Crosstex Energy, L.P.

Crosstex Energy Finance Corporation

and

The Guarantors Listed on Schedule B-1

$250,000,000

7 1/8% Senior Notes due 2022

PURCHASE AGREEMENT

dated May 10, 2012

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Wells Fargo Securities, LLC

BMO Capital Markets Corp.

Citigroup Global Markets Inc.

RBC Capital Markets, LLC

Joint Book-Running Managers

1

PURCHASE AGREEMENT

May 10, 2012

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

As Representative of the several Initial Purchasers listed in Schedule A hereto

c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated

One Bryant Park

New York, NY 10036

Ladies and Gentlemen:

Introductory.  Crosstex Energy, L.P., a Delaware limited partnership (the “Company”), and Crosstex Energy Finance Corporation, a Delaware corporation (“FinCo”), propose to issue and sell to the several Initial Purchasers named in Schedule A (the “Initial Purchasers”), acting severally and not jointly, the respective amounts listed on Schedule A hereto of $250,000,000 aggregate principal amount of the Company’s and FinCo’s 7 1/8% Senior Notes due 2022 (the “Notes”).  The Company and FinCo are referred to collectively as the “Issuers.”  Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed to act as the representative of the several Initial Purchasers (the “Representative”) in connection with the offering and sale of the Securities (as defined herein).

The Securities (as defined below) will be issued pursuant to an indenture, dated as of May 24, 2012, (the “Indenture”), among the Company, FinCo, the Guarantors (as defined below) and Wells Fargo Bank, National Association, as trustee (the “Trustee”).  The Securities will be issued only in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (the “Depositary”) pursuant to a blanket issuer letter of representations among the Company, FinCo and the Depositary (the “DTC Agreement”).

The holders of the Securities will be entitled to the benefits of a registration rights agreement, dated as of May 24, 2012 (the “Registration Rights Agreement”), among the Issuers, the Guarantors and the Initial Purchasers, pursuant to which the Issuers and the Guarantors will agree to file with the Commission (as defined below), under the circumstances set forth therein, (i) a registration statement under the Securities Act (as defined below) relating to another series of debt securities of the Issuers with terms substantially identical to the Securities (the “Exchange Securities”) to be offered in exchange for the Securities (the “Exchange Offer”) and (ii) to the extent required by the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 of the Securities Act relating to the resale by certain holders of the Securities, and in each case, to use their commercially reasonable efforts to cause such registration statements to be declared effective.

On or prior to the Closing Date (as defined in Section 2), the Issuers will execute an escrow agreement, in the form and substance to be agreed between Wells Fargo Bank, National Association, as escrow agent (the “Escrow Agent”), the Trustee and the Initial Purchasers, which shall conform in all material respects with the description thereof included in the Offering Memorandum (the “Escrow Agreement”), and will direct the deposit in an escrow account (the

“Escrow Account”) with the Escrow Agent, of the aggregate purchase price of the Securities under Section 2. The Escrow Agreement shall provide that the escrowed funds shall only be released and paid out pursuant to the terms of the Escrow Agreement.

The payment of principal of, premium and Additional Interest (as defined in the Indenture), if any, and interest on the Notes will be fully and unconditionally guaranteed on a senior unsecured basis, jointly and severally by (i) the guarantors listed in Schedule B-1 hereto and (ii) any subsidiary of the Company formed or acquired after the Closing Date (as defined herein) that executes an additional guarantee in accordance with the terms of the Indenture, and their respective successors and assigns (such persons referred to in clauses (i) and (ii) are collectively referred to as the “Guarantors”), pursuant to their guarantees (the “Guarantees”).  The Notes and the Guarantees attached thereto are herein collectively referred to as the “Securities.”

The Guarantors, the Issuers, Crosstex Energy GP, LLC, a Delaware limited liability company (the “General Partner”), and Crosstex LIG, LLC, a Louisiana limited liability company (“Crosstex LIG”), are referred to collectively as the “Crosstex Entities.”

The Issuers understand that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and in the Pricing Disclosure Package (as defined below) and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (the “Subsequent Purchasers”) on the terms set forth in the Pricing Disclosure Package (the first time when sales of the Securities are made is referred to as the “Time of Sale”).  The Securities are to be offered and sold to or through the Initial Purchasers without being registered with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (as amended, the “Securities Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder), in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors who acquire Securities shall be deemed to have agreed that Securities may only be resold or otherwise transferred, after the date hereof if such Securities are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A under the Securities Act (“Rule 144A”) or Regulation S under the Securities Act (“Regulation S”)).

The Issuers have prepared and delivered to each Initial Purchaser copies of a Preliminary Offering Memorandum, dated May 9, 2012 (the “Preliminary Offering Memorandum”), and have prepared and delivered to each Initial Purchaser copies of a Pricing Supplement, dated May 10, 2012 (the “Pricing Supplement”), describing the terms of the Securities, each for use by such Initial Purchaser in connection with its solicitation of offers to purchase the Securities. The Preliminary Offering Memorandum and the Pricing Supplement are herein referred to as the “Pricing Disclosure Package.”  Promptly after this Agreement is executed and delivered, the Issuers will prepare and deliver to each Initial Purchaser a final offering memorandum dated the date hereof (the “Final Offering Memorandum”).

All references herein to the terms “Pricing Disclosure Package” and “Final Offering Memorandum” shall be deemed to mean and include all information filed under the Securities

Exchange Act of 1934 (as amended, the “Exchange Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder) prior to the Time of Sale and incorporated by reference in the Pricing Disclosure Package (including the Preliminary Offering Memorandum) or the Final Offering Memorandum (as the case may be), and all references herein to the terms “amend,” “amendment” or “supplement” with respect to the Final Offering Memorandum shall be deemed to mean and include all information filed under the Exchange Act after the Time of Sale and incorporated by reference in the Final Offering Memorandum.

The Issuers and the Guarantors hereby confirm their agreements with the Initial Purchasers as follows:

SECTION 1.                            Representations and Warranties.  Each of the Issuers and the Guarantors, jointly and severally, hereby represents and warrants to each Initial Purchaser that, as of the date hereof and as of the Closing Date (references in this Section 1 to the “Offering Memorandum” are to (x) the Pricing Disclosure Package in the case of representations and warranties made as of the date hereof and (y) the Final Offering Memorandum in the case of representations and warranties made as of the Closing Date):

(a)                                 No Registration Required.  Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 2 hereof and with the procedures set forth in Section 7 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Final Offering Memorandum to register the Securities under the Securities Act or, until such time as the Exchange Securities are issued pursuant to an effective registration statement, to qualify the Indenture under the Trust Indenture Act of 1939 (the “Trust Indenture Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

(b)                                 No Integration of Offerings or General Solicitation.  None of the Issuers, their respective affiliates (as such term is defined in Rule 501 under the Securities Act) (each, an “Affiliate”), or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Issuers make no representation or warranty) has, directly or indirectly, solicited any offer to buy or offered to sell, or will, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Securities Act. None of the Issuers, their respective Affiliates, or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Issuers make no representation or warranty) have engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act. With respect to those Securities sold in reliance upon Regulation S, (i) none of the Issuers, their respective Affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Issuers make no representation or warranty) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (ii) each of the Issuers and their respective Affiliates and any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Issuers make no representation or warranty) has complied and will comply with the offering restrictions set forth in. Regulation S.

(c)                                  Eligibility for Resale under Rule 144A. The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Date, of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system.

(d)                                 The Pricing Disclosure Package and Offering Memorandum.  Neither the Pricing Disclosure Package, as of the Time of Sale, nor the Final Offering Memorandum, as of its date or (as amended or supplemented in accordance with Section 3(a), as applicable) as of the Closing Date, contains or represents an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuers by any Initial Purchaser through Merrill Lynch, Pierce, Fenner & Smith Incorporated expressly for use therein, as the case may be. The Pricing Disclosure Package contains, and the Final Offering Memorandum will contain, all the information specified in, and meeting the requirements of Rule 144A.

(e)                                  Company Additional Written Communications.  The Issuers have not prepared, made, used, authorized, approved or distributed and will not prepare, make, use, authorize, approve or distribute any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Issuers or their respective agents and representatives (other than a communication referred to in clauses (i) and (ii) below) a “Company Additional Written Communication”) other than (i) the Pricing Disclosure Package, (ii) the Final Offering Memorandum, and (iii) any electronic road show or other written communications, in each case used in accordance with Section 3(a). Each such Company Additional Written Communication, when taken together with the Pricing Disclosure Package, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions from each such Company Additional Written Communication made in reliance upon and in conformity with information furnished to the Issuers in writing by any Initial Purchaser through Merrill Lynch, Pierce, Fenner & Smith Incorporated expressly for use in any Company Additional Written Communication.

(f)                                   Incorporated Documents.  The documents incorporated by reference in the Pricing Disclosure Package or the Final Offering Memorandum, as the case may be, when they became effective or when filed with the Commission, as the case may be (collectively, the “Incorporated Documents”), conformed in all material respects to the applicable requirements of the Securities Act or the Exchange Act, as applicable.  Any further documents so filed and incorporated by reference in the Pricing Disclosure Package or the Final Offering Memorandum or any further amendment or supplement thereto, when such documents become effective or when filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act and the Exchange Act, as applicable, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(g)                                  The Purchase Agreement.  This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of the Issuers and the Guarantors, enforceable in accordance with its terms, except as the enforcement hereof may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii)               public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing.

(h)                                 Operating Agreements.  The Organizational Documents (as defined below) of Crosstex Entities, as applicable, have been duly authorized, executed and delivered by the parties thereto and are valid and legally binding agreements of the parties thereto, enforceable against the parties thereto in accordance with their terms; provided, however, that the enforceability thereof may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing.

(i)                                     Formation and Qualification.  Each of the Crosstex Entities has been duly organized or formed and is validly existing as a corporation, limited partnership or limited liability company, as applicable, in good standing under the laws of the jurisdiction set forth opposite its name in Schedule B-2 attached hereto with full power and authority to own or lease its properties and to conduct its business in all material respects, in each case as described in the Pricing Disclosure Package and Final Offering Memorandum.  Each of the Crosstex Entities is duly registered or qualified to do business as a foreign corporation, limited liability company or limited partnership, as the case may be, for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure to register or qualify would not cause a Material Adverse Change (as defined below).

(j)                                    Ownership.

(i)                                     The General Partner is the sole general partner of the Company with a 2% general partner interest in the Company; such general partner interest has been duly authorized and validly issued in accordance with the Sixth Amended and Restated Agreement of Limited Partnership of the Company (as amended, the “Partnership Agreement”); and the General Partner owns its general partner interest free and clear of all liens, encumbrances (except restrictions on transferability contained in Section 4.6 of the Partnership Agreement or as described in the Pricing Disclosure Package and the Final Offering Memorandum), security interests, equities, charges or claims. The General Partner has all necessary limited liability company power and authority to act as the general partner of the Company.

(ii)                                  As of the date hereof (and prior to the issuance of the Company common units contemplated by that certain Underwriting Agreement between the Company and the parties thereto, dated as of May 10, 2012), the issued and outstanding limited partner interests of the Company consist of 50,869,997 Common Units, 14,705,882 Series A Convertible Preferred Units (the “Series A Preferred Units”) and the incentive distribution rights, as defined in the Partnership Agreement (the “Incentive Distribution Rights”).  All outstanding Common Units, Series A Preferred Units and Incentive Distribution Rights and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”)).

(iii)                               Crosstex Energy, Inc., a Delaware corporation (“CEI”), owns 16,414,830 Common Units (the “Sponsor Units”), and the General Partner owns all of the Incentive Distribution Rights. CEI owns the Sponsor Units and the General Partner owns the Incentive Distribution Rights free and clear of all liens, encumbrances (except with respect to the Incentive Distribution Rights, restrictions on transferability contained in Section 4.7 of the Partnership Agreement and as described in the Pricing Disclosure Package and the Final Offering Memorandum), security interests, equities, charges or claims.

(iv)                              All of the issued and outstanding equity interests of each Guarantor, FinCo and Crosstex LIG (i) have been duly authorized and validly issued in accordance with the bylaws, limited partnership or limited liability company agreement (collectively, the “Operative Agreements”) and the certificate of incorporation, limited partnership, formation or conversion, or other similar organizational document (in each case as in effect on the date hereof and as the same may be amended or restated on or prior to the Delivery Date) (collectively with the Operative Agreements, the “Organizational Documents”), as applicable, of such Guarantor, FinCo or Crosstex LIG, are fully paid (in the case of an interest in a limited partnership or limited liability company, to the extent required under the Organizational Documents of such Guarantor or Crosstex LIG) and nonassessable (except as such nonassessability may be affected by Sections 17-607 and 17-804 of the Delaware LP Act, Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”) or Sections 153.102, 153.202 and 153.210 of the Texas Business Organizations Code (the “TBOC”), or comparable sections of Louisiana limited partnership statutes and limited liability statutes, as applicable), (ii) are owned, directly or indirectly, by the Company, free and clear of all liens, encumbrances (except restrictions on transferability as described in the Final Offering Memorandum and the Pricing Disclosure Package or as otherwise contained in the Organizational Documents), security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges and claims arising under the Amended and Restated Credit Agreement, dated as of February 10, 2010 (as the same has been amended prior to the date hereof, the “Credit Agreement”), among the Company, Bank of America, N.A. and certain other parties.

(a)                                 The Company is the sole limited partner of Crosstex Energy Services, L.P., a Delaware limited partnership (the “Operating Partnership”), with a 99.999% limited partner interest in the Operating Partnership.

(v)                                 The Company owns 100% of the issued and outstanding membership interests in Crosstex Operating GP, LLC, a Delaware limited liability company (the “Operating GP”).

(vi)                              CEI owns 100% of the issued and outstanding membership interests in the General Partner; such membership interests have been duly authorized and validly issued in accordance with the Amended and Restated Limited Liability Company Agreement of the General Partner (as amended, the “GP LLC Agreement”) and are fully paid (to the extent required under the GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and CEI owns its membership interests free and clear of all liens, encumbrances (except restrictions on transferability as described in the Pricing Disclosure Package or as otherwise contained in the GP LLC Agreement), security interests, equities, charges or claims.

(vii)                           The Company has no direct or indirect subsidiaries other than the Guarantors and Crosstex LIG that, individually or in the aggregate, would be deemed a “significant subsidiary” as such term is defined in Rule 405 promulgated under the Securities Act.

(k)                                 The Registration Rights Agreement and DTC Agreement.  The Registration Rights Agreement has been duly authorized and, on the Closing Date, will have been duly executed and delivered by, and (assuming the valid execution and delivery thereof by the Initial Purchasers) will constitute a valid and binding agreement of, the Issuers and the Guarantors, enforceable in accordance with its terms, except as the enforcement thereof may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing. The DTC Agreement has been duly authorized and, on the Closing Date, will have been duly executed and delivered by, and (assuming the valid execution and delivery thereof by the Depository) will constitute a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as the enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing.

(l)                                     Authority and Authorization.  The Issuers have all requisite corporate or limited partnership power and authority to issue, sell and deliver the Notes, and each Guarantor has all requisite limited liability company or limited partnership, as the case may be, power and authority to issue the Guarantees.  Each of the Issuers and the Guarantors has all requisite corporate, limited liability company or limited partnership, as the case may be, power and authority to enter into this Agreement and to perform its respective obligations hereunder.  At the Closing Date, all corporate, limited partnership and limited liability company action, as the case may be, required to be taken by the Issuers and the Guarantors or any of their owners, members or partners for the authorization, issuance, sale and delivery of the Securities as contemplated by this Agreement shall have been validly taken.  This Agreement has been duly and validly authorized, executed and delivered by each of the Issuers and the Guarantors.

(m)                             Authorization of the Indenture.  The Indenture has been duly authorized by the Issuers and the Guarantors and, at the Closing Date, will have been duly executed and delivered by the Issuers and the Guarantors and, assuming the due authorization, execution and delivery by the Trustee, will constitute a valid and binding agreement of the Issuers and the Guarantors, enforceable against the Issuers and the Guarantors in accordance with its terms, except as the enforcement thereof may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing.

(n)                                 Description of the Securities and the Indenture.  The Securities, the Exchange Securities and the Indenture will conform in all material respects to the respective statements relating thereto contained in the Pricing Disclosure Package and the Final Offering Memorandum.

(o)                                 No Material Adverse Change.  Except as set forth in the Pricing Disclosure Package and the Final Offering Memorandum, excluding any amendments or supplements thereto for purposes of this Section 1(o), subsequent to the respective dates as of which information is given therein, there has not been: (i) any material adverse change in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Crosstex Entities, taken as a whole (a “Material Adverse Change”); (ii) any transaction which is material to the Crosstex Entities taken as a whole; (iii) any obligation or liability, direct, indirect or contingent (including any off-balance sheet obligations), incurred by any of the Crosstex Entities, which is material to the Crosstex Entities taken as a whole; or (iv) any dividend or distribution of any kind declared, paid or made by the Crosstex Entities or, in respect of membership or partnership interests in any of the Crosstex Entities, except for dividends paid to the Crosstex Entities on any class of capital stock or repurchase or redemption by the Crosstex Entities of any class of capital stock.

(p)                                 Independent Accountants.  KPMG LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries, and have audited the effectiveness of the Company’s internal control over financial reporting and expressed an unqualified opinion on management’s assessment thereof, whose reports are filed with the Commission and included in the Pricing Disclosure Package and the Final Offering Memorandum are independent public accountants within the meaning of Regulation S-X under the Securities Act and the Exchange Act and the rules of the Public Company Accounting Oversight Board.

(q)                                 Preparation of the Financial Statements.  The historical financial statements (including the related notes and supporting schedules) included or incorporated by reference in the Pricing Disclosure Package or the Final Offering Memorandum (and any amendment or supplement thereto) comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act and present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods involved, except to the extent described therein. There are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum that are not included or incorporated by reference as required. The Company and its consolidated subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Pricing Disclosure Package and the Final Offering Memorandum; and all disclosures contained or incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable.  The interactive data in eXtensible Business Reporting Language incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum fairly presents in all material respects the information contained therein and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto in all material respects.

(r)                                    No Conflicts; No Consents.

(i)                                     None of the offering, issuance and sale of the Securities by the Issuers and the Guarantors, respectively, the execution, delivery and performance of the Securities, the Exchange Securities, the Indenture, the Registration Rights Agreement or this Agreement by the Crosstex Entities or the consummation of the transactions contemplated hereby or thereby (i) conflicts or will conflict with or constitutes or will constitute a violation of the Organizational Documents of any of the Crosstex Entities, as applicable, or any of their respective Operating Agreements, conflicts or will conflict with or constitutes or will constitute a breach or violation of or a default under (or an event which, with notice or lapse of time or both, would constitute such a default), any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Crosstex Entities is a party or by which any of them or any of their respective properties may be bound, (iii) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over any of the Crosstex Entities or any of their respective properties in a proceeding to which any of them or their property is or was a party or (iv) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Crosstex Entities (other than liens created pursuant to the Credit Agreement), which conflicts, breaches, violations, defaults or liens, in the case of clauses (ii), (iii) or (iv), would have, individually or in the aggregate, a Material Adverse Change or could materially impair the ability of any of the Crosstex Entities to perform their obligations under this Agreement or the Operative Agreements.

(ii)                                  Except for (i) such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required (A) under applicable state securities or “Blue Sky” laws in connection with the purchase and resale of the Securities by the Initial Purchasers and (B) with respect to the Exchange Securities under the Securities Act, the Trust Indenture Act and applicable state securities or “Blue Sky” laws as contemplated by the Registration Rights Agreement and (ii) such consents that have been, or prior to the Closing Date will have been, obtained, no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over any of the Crosstex Entities or any of their respective properties is required in connection with the offering, issuance and sale of the Securities by the Crosstex Entities in the manner contemplated herein or in the Pricing Disclosure Package and the Final Offering Memorandum, the execution, delivery and performance of this Agreement, the Indenture, the Securities and the Registration Rights Agreement by the Crosstex Entities or the consummation by the Crosstex Entities of the transactions contemplated hereby or thereby.

(s)                                   No Material Actions or Proceedings.  Except as otherwise described in the Pricing Disclosure Package and the Final Offering Memorandum, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Crosstex Entities, threatened, to which any of the Crosstex Entities is or may be a party or to which the business or property of any of the Crosstex Entities is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been formally proposed by any governmental agency and (iii) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which any of the Crosstex Entities is or may be subject, that, in the case of clauses (i), (ii) and (iii) above, is reasonably likely to (A) individually or in the aggregate have a Material Adverse Change or prevent the consummation of the transactions contemplated by this Agreement.  There are no legal or governmental proceedings pending or, to the knowledge of the Crosstex Entities, threatened, against any of the Crosstex Entities, or to which any of the Crosstex Entities is a party, or to which any of their respective properties is subject, that are required to be described in the Pricing Disclosure Package and the Final Offering Memorandum but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Pricing Disclosure Package and the Final Offering Memorandum that are not described.

(t)                                    No Violations or Breaches.  None of the Crosstex Entities is (i) in violation of its Organizational Documents, (ii) in violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over it or (iii) in breach, default (or an event which, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation in the case of clause (ii) or (iii) would, if continued, result in a Material Adverse Change or could materially impair the ability of any of the Crosstex Entities to perform their obligations under this Agreement or the Operative Agreements.  To the knowledge of the Crosstex Entities, no third party to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Crosstex Entities is a party or by which any of them is bound or to which any of their properties is subject, is in default under any such agreement, which breach, default or violation would, if continued, have a Material Adverse Change.

(u)           Title to Properties.  The Crosstex Entities have good and indefeasible title to all real property and good title to all personal property described in the Pricing Disclosure Package and the Final Offering Memorandum as owned by the Crosstex Entities, free and clear of all liens, claims, security interests, or other encumbrances, except (i) as described, and subject to limitations contained, in the Pricing Disclosure Package and the Final Offering Memorandum or (ii) such as do not materially interfere with the use of such properties taken as a whole as they have been used in the past and are proposed to be used in the future as described in the Pricing Disclosure Package and the Final Offering Memorandum, except, in each case, for such liens, security interests, claims and encumbrances arising under the Credit Agreement.

(v)           Tax Law Compliance.  Each of the Crosstex Entities has filed (or has obtained extensions with respect to) all material federal, state and foreign income and franchise tax returns required to be filed through the date hereof which returns are complete and correct in all material respects, and has timely paid all taxes shown to be due, if any, pursuant to such returns, other than those (i) which are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles or (ii) which, if not paid, would not have a Material Adverse Change.

(w)          Not an “Investment Company.”  None of the Crosstex Entities or any of their respective subsidiaries is now, and after the sale of the Securities to be sold by the Issuers hereunder and the application of the net proceeds from such sale (including following the release of such proceeds from the Escrow Account in accordance with the terms of the Escrow Agreement) as described in the Pricing Disclosure Package and the Final Offering Memorandum under the caption “Use of Proceeds” will be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(x)            Insurance.  The Crosstex Entities maintain insurance covering their properties, operations, personnel and businesses against such losses and risks and in such amounts as are reasonably adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.  None of the Crosstex Entities has received notice from any insurer or agent of such insurer that substantial capital improvements (relating to the Company and its subsidiaries on a consolidated basis) or other substantial expenditures will have to be made in order to continue such insurance and all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force at the Closing Date.

(y)           No Price Stabilization or Manipulation.  None of the Crosstex Entities has taken and none of such persons shall take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Issuers to facilitate the sale or resale of the Securities.

(z)            No Conflict with Money Laundering Laws.  The operations of the Crosstex Entities and their respective subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Crosstex Entities with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(aa)         No Conflict with OFAC Laws.  None of the Crosstex Entities, or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of any of the Crosstex Entities is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Issuers will not directly or indirectly use the proceeds of the offering of sale of the Securities, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(bb)         Compliance with Sarbanes-Oxley.  The Issuers and their respective officers and directors are in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 the rules and regulations of the Commission promulgated thereunder.

(cc)         Issuers’ Accounting System.  Each of the Crosstex Entities (i) makes and keeps accurate books and records and (ii) maintains and has maintained effective internal control over financial reporting as defined in Rule 13a-15 under the Exchange Act and a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of the Crosstex Entities’ financial statements in conformity with accounting principles generally accepted in the United States and to maintain asset accountability, (C) access to the Crosstex Entities’ assets is permitted only in accordance with management’s general or specific authorization, (D) the recorded accountability for the Crosstex Entities’ assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) the interactive data in eXtensible Business Reporting Language incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum fairly presents in all material respects the information contained therein and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto in all material respects.

(dd)         Internal Control.  Since the date of the most recent balance sheet of the Company and its consolidated subsidiaries reviewed or audited by KPMG LLP and the audit committee of the board of directors of the General Partner, (i) the Company has not been advised of (A) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Company and each of its subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its subsidiaries, and (ii) there have been no changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(ee)         Disclosure Controls and Procedures.  The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is accumulated and communicated to management of the General Partner, including its principal executive officers and principal financial officers, as appropriate, to allow timely decisions regarding required disclosure to be made and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(ff)           Compliance with Environmental Laws.  The Crosstex Entities (i) are in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety and the environment or imposing liability or standards of conduct concerning any Hazardous Material (as hereinafter defined) (“Environmental Laws”), (ii) have received all permits required of them under applicable Environmental Laws to conduct their respective businesses, (iii) are in compliance with all terms and conditions of any such permit and (iv) do not have any liability in connection with the release into the environment of any Hazardous Material, except where such noncompliance with Environmental Laws, failure to receive required permits, failure to comply with the terms and conditions of such permits or liability in connection with such releases would not, individually or in the aggregate, have a Material Adverse Change. The term “Hazardous Material” means (A) any “hazardous substance” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any “hazardous waste” as defined in the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

(gg)         Permits.  Each of the Crosstex Entities has, and at the Closing Date will have, such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“permits”) as are necessary to own its properties and to conduct its business in the manner described in the Pricing Disclosure Package and the Final Offering Memorandum, subject to such qualifications as may be set forth therein and except for such permits which, if not obtained, would not, individually or in the aggregate, have a Material Adverse Change. Except as set forth in the Pricing Disclosure Package and the Final Offering Memorandum, each of the Crosstex Entities has, or at the Closing Date will have, fulfilled and performed all its material obligations with respect to such permits which are or will be due to have been fulfilled and performed by such date and no event has occurred that would prevent the permits from being renewed or reissued or which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any impairment of the rights of the holder of any such permit, except for such revocations, terminations and impairments that would not, individually or in the aggregate, have a Material Adverse Change.

(hh)         Right-of-Ways.  Each of the Crosstex Entities has such consents, easements, rights-of-way, permits or licenses from each person (collectively, “rights-of-way”) as are necessary to conduct its business in the manner described, and subject to the limitations contained, in the Pricing Disclosure Package and the Final Offering Memorandum, except for (i) qualifications, reservations and encumbrances that would not have a Material Adverse Change and (ii) such rights-of-way that, if not obtained, would not have, individually or in the aggregate, a Material Adverse Change; other than as set forth, and subject to the limitations contained, in the Pricing Disclosure Package and the Final Offering Memorandum, each of the Crosstex Entities has fulfilled and performed all its material obligations with respect to such rights-of-way and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such revocations, terminations and impairments that would not have a Material Adverse Change; and, except as described in the Pricing Disclosure Package and the Final Offering Memorandum, none of such rights-of-way contains any restriction that is materially burdensome to the Crosstex Entities, taken as a whole.

(ii)           No Labor Disturbance.  No labor disturbance by the employees of the Crosstex Entities exists or, to the knowledge of the Company, is imminent or threatened.

(jj)           Related Party Transactions.  No relationship, direct or indirect, exists between or among any of the Issuers or any affiliate of the Issuers, on the one hand, and any director, officer, member, stockholder, customer or supplier of the Issuers or any affiliate of the Issuers, on the other hand, which is required by the Securities Act to be disclosed in a registration statement on Form S-1 which is not so disclosed in the Final Offering Memorandum (or the documents incorporated by reference therein). There are no outstanding loans, advances (except advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Issuers or any affiliate of the Issuers to or for the benefit of any of the officers or directors of the Issuers or any affiliate of the Issuers or any of their respective family members.

(kk)         No Unlawful Contributions or Other Payments.  None of the Crosstex Entities or their respective subsidiaries nor, to the best of the Company’s knowledge, any director, employee, affiliate or agent of the Crosstex Entities or their respective subsidiaries, has made any contribution or other payment to any official of; or candidate for, any federal, state or foreign office in violation of any law or of the character necessary to be disclosed in Pricing Disclosure Package and the Final Offering Memorandum in order to make the statements therein not misleading.

(ll)           Regulations T, U, X.  Neither the Issuers nor any Guarantor nor any of their respective subsidiaries nor any agent thereof acting on their behalf has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Securities to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

(mm)       ERISA Compliance.  Except as otherwise disclosed in the Pricing Disclosure Package and Final Offering Memorandum, the Crosstex Entities and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974 (as amended, “ERISA,” which term, as used herein, includes the regulations and published interpretations thereunder)) established or maintained by the Crosstex Entities or their ERISA Affiliates (as defined below) are in compliance in all material respects with ERISA, and, if applicable, the qualification requirements under Section 401 of the Internal Revenue Code of 1986 (as amended, the “Code,” which term, as used herein, includes the regulations and published interpretations thereunder), except where the failure to comply would not have a Material Adverse Change.  “ERISA Affiliate” means, with respect to the Crosstex Entities, any member of any group of organizations described in Section 414(b), (c), (m) or (o) of the Code with which the Crosstex Entities is treated as a single employer.  No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained as of the date hereof by the Crosstex Entities or any of their ERISA Affiliates.  No “employee benefit plan” established or maintained as of the date hereof by the Crosstex Entities or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA) except for such liabilities as would not have a Material Adverse Change.  With respect to any “employee benefit plan” established, maintained or contributed to as of the date hereof by the Crosstex Entities or any of their ERISA Affiliates, neither the Crosstex Entities, nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any such “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code except for such liability as would not have a Material Adverse Change.

(nn)         Escrow Agreement.  The Escrow Agreement has been duly authorized by the Issuers and, at the Closing Date, will have been duly executed and delivered by the Issuers and, assuming the due authorization, execution and delivery by the Escrow Agent and the Initial Purchasers, will constitute a valid and binding agreement of the Issuers, enforceable against the Issuers in accordance with its terms, except as the enforcement thereof may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing.

Any certificate signed by any officer of any of the Crosstex Entities and delivered to the Initial Purchasers or counsel for the Initial Purchasers in connection with the offering of the Securities shall be deemed a representation and warranty by such Crosstex Entity, as to matters covered thereby, to each Initial Purchaser.

SECTION 2.           Purchase, Sale and Delivery of the Securities.

(a)           The Securities.  Each of the Issuers and the Guarantors agrees to issue and sell to the Initial Purchasers, severally and not jointly, all of the Securities, and the Initial Purchasers agree, severally and not jointly, to purchase from the Issuers and the Guarantors the aggregate principal amount of Securities set forth opposite their names on. Schedule A, at a purchase price of 98.04% of the principal amount thereof payable on the Closing Date, in each case, on the basis of the representations, warranties and agreements herein contained, and upon the terms, subject to the conditions thereto, herein set forth.

(b)           The Closing Date.  Delivery of certificates for the Securities in definitive form to be purchased by the Initial Purchasers and payment therefor shall be made at the offices of Vinson & Elkins LLP, First City Tower, 1001 Fannin Street, Suite 2500, Houston, Texas 77002-6760 (or such other place as may be agreed to by the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated) at 9:00 a.m. New York City time, on May 24, 2012, or such other time and date as Merrill Lynch, Pierce, Fenner & Smith Incorporated shall designate by notice to the Company (the time and date of such closing are called the “Closing Date”).

(c)           Delivery of the Securities.  The Issuers shall deliver, or cause to be delivered, through the facilities of the Depositary, to Merrill Lynch, Pierce, Fenner & Smith Incorporated for the accounts of the several Initial Purchasers, the Securities at the Closing Date against the wire transfer in immediately available funds to the Escrow Account for the amount of the purchase price therefor. The Securities shall be in global form and in such denominations and registered in the name of Cede & Co., as nominee of the Depositary, pursuant to the DTC Agreement, and shall be delivered at the Closing Date to the Trustee, as custodian for the Depositary. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchasers.

(d)           Initial Purchasers as Qualified Institutional Buyers.  Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Issuers that:

(i)            it is a “qualified institutional buyer” within the meaning of Rule 144A (a “Qualified. Institutional Buyer”); and

(ii)           it has not offered or sold, and will not offer or sell, any Securities, except (i) within the United States, to those persons it reasonably believes to be Qualified Institutional Buyers and that, in connection with each sale, it has taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale is being made in reliance on Rule 144A or (ii) in accordance with the restrictions set forth in Annex I hereto.

SECTION 3.           Additional Covenants.  Each of the Issuers and the Guarantors further covenants and agrees with each Initial Purchaser as follows:

(a)           Preparation of Final Offering Memorandum; Initial Purchasers’ Review of Proposed Amendments and Supplements and Company Additional Written Communications.  As promptly as practicable following the Time of Sale and in any event not later than the second business day following the date hereof, the Issuers will prepare and deliver to the Initial Purchasers the Final Offering Memorandum, which shall consist of the Preliminary Offering Memorandum as modified only by the information contained in the Pricing Supplement. The Issuers will not amend or supplement the Preliminary Offering Memorandum or the Pricing Supplement. The Issuers will not amend or supplement the Final Offering Memorandum prior to the Closing Date unless the Initial Purchasers shall previously have been furnished a copy of the proposed amendment or supplement at least two business days prior to the proposed use or filing, and shall not have objected to such amendment or supplement. Before making, preparing, using, authorizing, approving or distributing any Company Additional Written Communication, the Issuers will furnish to the Initial Purchasers a copy of such written communication for review and will not make, prepare, use, authorize, approve or distribute any such written communication to which Merrill Lynch, Pierce, Fenner & Smith Incorporated reasonably objects.

(b)           Amendments and Supplements to the Final Offering Memorandum and Other Securities Act Matters.  If prior to the later of (x) the Closing Date and (y) the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Offering Memorandum, as then amended or supplemented, in order to make the statements therein, in the light of the circumstances when the Final Offering Memorandum is delivered to a Subsequent Purchaser, not misleading, or if in the judgment of the Representative or counsel for the Initial Purchasers it is otherwise necessary to amend or supplement the Final Offering Memorandum to comply with law, the Issuers agree to promptly prepare (subject to Section 3 hereof), furnish at their own expense to the Initial Purchasers, amendments or supplements to the Final Offering Memorandum so that the statements in the Final Offering Memorandum as so amended or supplemented will not, in the light of the circumstances at the Closing Date and at the time of sale of Securities, be misleading or so that the Final Offering Memorandum, as amended or supplemented, will comply with all applicable law.

Following the consummation of the Exchange Offer or the effectiveness of an applicable shelf registration statement and for so long as the Securities are outstanding it in the judgment of the Initial Purchasers, the Initial Purchasers or any of their affiliates (as such term is defined in the Securities Act) are required to deliver a prospectus in connection with sales of, or market-making activities with respect to, the Securities, the Company agrees to periodically amend the applicable registration statement so that the information contained therein complies with the requirements of Section 10 of the Securities Act, to amend the applicable registration statement or supplement the related prospectus or the documents incorporated therein when necessary to reflect any material changes in the information provided therein so that the registration statement and the prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing as of the date the prospectus is so delivered, not misleading and to provide the Initial Purchasers with copies of each amendment or supplement filed and such other documents as the Initial Purchasers may reasonably request.

The Issuers hereby expressly acknowledge that the indemnification and contribution provisions of Sections 8 and 9 hereof are specifically applicable and relate to each offering memorandum, registration statement, prospectus, amendment or supplement referred to in this Section 3.

(c)           Copies of the Offering Memorandum.  The Issuers agree to furnish the Initial Purchasers, without charge, as many copies of the Pricing Disclosure Package and the Final Offering Memorandum and any amendments and supplements thereto as they shall have reasonably requested.

(d)           Blue Sky Compliance.  Each of the Issuers and the Guarantors shall cooperate with the Initial Purchasers and counsel for the Initial Purchasers to qualify or register (or to obtain exemptions from qualifying or registering) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States or any other jurisdictions reasonably designated by the Initial Purchasers, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. None of the Issuers or any of the Guarantors shall be required to qualify as a foreign corporation or other entity or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation or other entity. The Company will advise the Initial Purchasers promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, each of the Issuers and the Guarantors shall use its reasonable best efforts to obtain the withdrawal thereof at the earliest possible moment.

(e)           Use of Proceeds.  The Issuers shall apply the net proceeds from the sale of the Securities sold by it in the manner described under the caption “Use of Proceeds” in the Pricing Disclosure Package.

(f)            The Depositary.  The Issuers will cooperate with the Initial Purchasers and use their reasonable best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depositary.

(g)           Additional Issuer Information.  Prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, the Issuers shall file, on a timely basis, with the Commission and the Nasdaq Global Select Market all reports and documents required to be filed under Section 13 or 15 of the Exchange Act. Additionally, at any time when the Issuers are not subject to Section 13 or 15 of the Exchange Act and the Securities are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, for the benefit of holders and beneficial owners from time to time of the Securities, the Issuers shall furnish, at its expense, upon request, to holders and beneficial owners of Securities and prospective purchasers of Securities information (“Additional Issuer Information”) satisfying the requirements of Rule 144A(d).

(h)           Agreement Not To Offer or Sell Additional Securities.  During the period of 45 days following the date hereof; the Issuers will not, without the prior written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated (which consent may be withheld at the sole discretion of Merrill Lynch, Pierce, Fenner & Smith Incorporated), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1 under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of; any debt securities of the Issuers similar to the Securities or securities exchangeable for or convertible into debt securities of the Issuers similar to the Securities (other than as contemplated by this Agreement and to register the Exchange Securities).

(i)            No Integration.  The Issuers agree that they will not and will cause their Affiliates not to make any offer or sale of securities of the Issuers of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Issuers to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.

(j)            No Restricted Resales.  During the period of one year after the Closing Date, the Issuers will not, and will not permit any of their respective “affiliates” (as defined in Rule 144 under the Securities Act) to resell any of the Securities that constitute “restricted securities” under Rule 144 that have been reacquired by any of them.

(k)           Legended Securities.  Each certificate for a Security will bear the legend contained in “Transfer Restrictions” in the Preliminary Offering Memorandum for the time period and upon the other terms stated in the Preliminary Offering Memorandum.

Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of the several Initial Purchasers, may, in its sole discretion, waive in writing the performance by the Issuers or any Guarantor of any one or more of the foregoing covenants or extend the time for their performance.

SECTION 4.           Payment of Expenses.  Each of the Issuers and the Guarantors agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation, (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all necessary issue, transfer and other stamp taxes in connection with the original issuance and sale of the Securities to the Initial Purchasers, (iii) all fees and expenses of the Issuers’ and the Guarantors’ counsel, independent public or certified public accountants and other advisors, (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Pricing Disclosure Package and the Final Offering Memorandum (including financial statements and exhibits), and all amendments and supplements thereto, this Agreement, the Registration Rights Agreement, the Indenture, the DTC Agreement and the Securities, (v) all filing fees, attorneys’ fees and expenses incurred by the Issuers, the Guarantors or the Initial Purchasers in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States or other jurisdictions reasonably designated by the Initial Purchasers (including, without limitation, the cost of preparing, printing and mailing preliminary and final blue sky or legal investment memoranda and any related supplements to the Pricing Disclosure Package or the Final Offering Memorandum, (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Securities and the Exchange Securities, (vii) any fees payable in connection with the rating of the Securities or the Exchange Securities with the ratings agencies, (viii) all fees and expenses (including reasonable fees and expenses of counsel) of the Issuers and the Guarantors in connection with approval of the Securities by the Depositary for “book-entry” transfer, and the performance by the Issuers and the Guarantors of their respective other obligations under this Agreement and (ix) all expenses of the Company incident to the “road show” for the offering of the Securities. Except as provided in this Section 4 and Sections 6, 8 and 9 hereof, the Initial Purchasers shall pay their own expenses, including the fees and disbursements of their counsel.

SECTION 5.           Conditions of the Obligations of the Initial Purchasers.  The obligations of the several Initial Purchasers to purchase and pay for the Securities as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Issuers and the Guarantors set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and to the timely performance by the Issuers of their covenants and other obligations hereunder, and to each of the following additional conditions:

(a)           Accountants’ Comfort Letter.  On the date hereof, the Initial Purchasers shall have received from KPMG LLP a “comfort letter” dated the date hereof addressed to the Initial Purchasers, in form and substance satisfactory to the Initial Purchasers, (i) confirming that they are independent registered public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) covering the financial information in the Preliminary Offering Memorandum and the Pricing Supplement, if any, and other customary matters. In addition, on the Closing Date, the Initial Purchasers shall have received from such accountants, a “bring-down comfort letter” dated the Closing Date addressed to the Initial Purchasers, in form and substance satisfactory to the Initial Purchasers, in the form of the “comfort letter” delivered on the date hereof, except that (i) it shall cover the financial information in the Final Offering Memorandum and any amendment or supplement thereto and (ii) procedures shall be brought down to a date no more than 5 days prior to the Closing Date.

(b)           No Material Adverse Change or Ratings Agency Change.  For the period from and after the date of this Agreement and prior to the Closing Date:

(i)            in the judgment of the Representative there shall not have occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Crosstex Entities, taken as a whole; and

(ii)           there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities or indebtedness of the Issuers or any of its consolidated subsidiaries by any “nationally recognized statistical rating organization” as such term is defined for purposes of Section 3(a)(62) of the Exchange Act.

(c)           Opinion of Counsel for the Issuers.  On the Closing Date the Initial Purchasers shall have received the favorable opinion of (i) Baker Botts, LLP, counsel for the Issuers, dated as of such Closing Date, the form of which is attached as Exhibit A-1 and (ii) Taylor, Porter, Brooks & Phillips LLP, local counsel for the Issuers, dated as of such Closing Date, the form of which is attached as Exhibit A-2.

(d)           Opinion of Counsel for the Initial Purchasers.  On the Closing Date the Initial Purchasers shall have received the favorable opinion of Vinson & Elkins LLP, counsel for the Initial Purchasers, dated as of such Closing Date, with respect to such matters as may be requested by the Initial Purchasers, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(e)           Officers’ Certificate.  On the Closing Date the Initial Purchasers shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of each Issuer and each Guarantor and the Chief Financial Officer or Chief Accounting Officer of each Issuer and each Guarantor, dated as of the Closing Date, to the effect set forth in Section 5(b)(ii) hereof and further to the effect that:

(i)            for the period from and after the date of this Agreement to the Closing Date, there shall not have occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Crosstex Entities, taken as a whole;

(ii)           the representations, warranties and covenants of such entity set forth in Section 1 hereof were true and correct as of the date hereof and are true and correct as of the Closing Date with the same force and effect as though expressly made on and as of the Closing Date; and

(iii)          such entity has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to the Closing Date.

(f)            Indenture; Registration Rights Agreement.  The Issuers and the Guarantors shall have executed and delivered the Indenture, and the Initial Purchasers shall have received executed copies thereof The Issuers and the Guarantors shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received executed counterparts thereof.

(g)           Absence of Changes.  Except as set forth in the Pricing Disclosure Package, (i) none of the Crosstex Entities shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package (exclusive of any amendment or supplement thereto after the date hereof), any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since such date there shall not have been any change in the capitalization or long-term debt of any of the Crosstex Entities or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, unitholders’ equity, properties, management, business or prospects of the Crosstex Entities taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Offering Memorandum.

(h)           Escrow Agreement.  The Initial Purchasers shall have received a counterpart of the Escrow Agreement that shall have been duly executed and delivered by the Trustee, the Issuers and the Escrow Agent.

(i)            Additional Documents.  On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Initial Purchasers by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Sections 4, 6, 8 and 9 hereof shall at all times be effective and shall survive such termination.

SECTION 6.         Reimbursement of Initial Purchasers’ Expenses.  If this Agreement is terminated by the Initial Purchasers pursuant to Section 5 or clauses (i), (v) and (vi) of Section 10 hereof, including if the sale to the Initial Purchasers of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Issuers or Guarantors to perform any agreement herein or to comply with any provision hereof, the Issuers agree to reimburse the Initial Purchasers, severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Initial Purchasers in connection with the proposed purchase and the offering and sale of the Securities, including, without limitation, fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges; provided, that the Issuers shall not be obligated for any such reimbursement if the termination of this Agreement is solely as a result of the refusal, inability or failure to close and fund the new bank credit facility on or prior to the Closing Date on the part of Lenders affiliated with the Initial Purchasers notwithstanding the willingness and ability of the Company and the Guarantors to satisfy all conditions precedent to the closing of the new credit facility with such terms as described in the Pricing Disclosure Package.

SECTION 7.         Offer, Sale and Resale Procedures.  Each of the Initial Purchasers, on the one hand, and the Issuers and each of the Guarantors, on the other hand, hereby agree to observe the following procedures in connection with the offer and sale of the Securities:

(A)          Offers and sales of the Securities will be made only by the Initial Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made. Each such offer or sale shall only be made to persons whom the offeror or seller reasonably believes to be Qualified Institutional Buyers or non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S upon the terms and conditions set forth in Annex I hereto, which Annex I is hereby expressly made a part hereof.

(B)          The Securities will be offered by approaching prospective Subsequent Purchasers on an individual basis. No general solicitation or general advertising (within the meaning of Rule 502 under the Securities Act) will be used in the United States in connection with the offering of the Securities.

(C)          Upon original issuance by the Issuers, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Securities (and all securities issued in exchange therefor or in substitution thereof, other than the Exchange Securities) shall bear the following legend:

“THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR THE DATE OF ANY SUBSEQUENT REOPENING OF THE NOTES) AND THE LAST DATE ON WHICH AN ISSUER OR ANY AFFILIATE OF AN ISSUER WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) (THE “RESALE RESTRICTION TERMINATION DATE”) ONLY (A) TO AN ISSUER OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUERS’ AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D) PRIOR TO THE END OF THE 40 DAY DISTRIBUTION COMPLIANCE PERIOD WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR PURSUANT TO CLAUSE

(E) PRIOR TO THE RESALE RESTRICTION TERMINATION DATE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER OR AN ISSUER ON OR AFTER THE RESALE RESTRICTION TERMINATION DATE.”

Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Issuers for any losses, damages or liabilities suffered or incurred by the Issuers, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security.

SECTION 8.         Indemnification.

(a)           Indemnification of the Initial Purchasers.  Each of the Issuers and the Guarantors, jointly and severally, agrees to indemnify and hold harmless each Initial Purchaser, its directors, officers, employees, each of the Initial Purchasers’ affiliates (as such term is defined in Rule 501(b) under the Securities Act), and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Initial Purchaser, director, officer, employee, affiliate or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Issuers), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Pricing Supplement, the Preliminary Offering Memorandum, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to reimburse each Initial Purchaser and each such director, officer, employee, affiliate or controlling person for any and all expenses (including the fees and disbursements of counsel chosen by Banc of America Securities LLC) as such expenses are reasonably incurred by such Initial Purchaser or such director, officer, employee, affiliate or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Issuers by the Initial Purchasers expressly for use in the Pricing Supplement, the Preliminary Offering Memorandum, any Company Additional Written Communication or the Final Offering Memorandum (or any

amendment or supplement thereto). The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Issuers may otherwise have.

(b)           Indemnification of the Issuers and the Guarantors.  Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless each Issuer, each Guarantor, each of their respective directors and each person, if any, who controls any Issuer or any Guarantor within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which any Issuer, any Guarantor or any such director or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Initial Purchaser), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Pricing Supplement, the Preliminary Offering Memorandum, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Pricing Supplement, the Preliminary Offering Memorandum, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Issuers by the Initial Purchasers expressly for use therein; and to reimburse any Issuer, any Guarantor and each such director or controlling person for any and all expenses (including the fees and disbursements of counsel) as such expenses are reasonably incurred by any Issuer, any Guarantor or such director or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Each of the Issuers and the Guarantors hereby acknowledges that the only information that the Initial Purchasers have furnished to the Issuers expressly for use in the Pricing Supplement, the Preliminary Offering Memorandum, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto) are the statements set forth in the first sentence of the fourth paragraph under the caption “Plan of Distribution” and the four paragraphs under the subcaption “Short Positions” under the caption “Plan of Distribution” in the Preliminary Offering Memorandum and the Final Offering Memorandum. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Initial Purchaser may otherwise have.

(c)           Notifications and Other Indemnification Procedures.  Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 8 except to the extent it has been materially prejudiced (through the forfeiture of substantive rights and defenses) as a result of such failure and shall not relieve the indemnifying party from any liability that the indemnifying party may have to an indemnified party otherwise than under the provisions of this Section 8 and Section 9. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (Banc of America Securities LLC in the case of Sections 8(b) and 9 hereof), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

(d)           Settlements.  The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff; the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include any statements as to or any findings of fault, culpability or failure to act by or on behalf of any indemnified party.

SECTION 9.         Contribution.  If the indemnification provided for in Section 8 hereof is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Issuers, and the total discount received by the Initial Purchasers bear to the aggregate initial offering price of the Securities. The relative fault of the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Issuers and the Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or inaccuracy.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 8 hereof with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8 hereof for purposes of indemnification.

The Issuers, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute any amount in excess of the discount received by such Initial Purchaser in connection with the Securities distributed by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 1 I of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective commitments as set forth opposite their names in Schedule A. For purposes of this Section 9, each director, officer and employee of an Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director of the Issuers or any Guarantor, and each person, if any, who controls the Issuers or any Guarantor with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Issuers and the Guarantors.

SECTION 10.       Termination of this Agreement.  Prior to the Closing Date, this Agreement may be terminated by the Representative by notice given to the Company if at any time: (i) trading or quotation in any of the Issuers’ securities shall have been suspended or limited by the Commission or by the Nasdaq Stock Market; (ii) trading in securities generally on either the Nasdaq Stock Market or the NYSE shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such quotation system or stock exchange by the Commission or the FINRA; (iii) a general banking moratorium shall have been declared by any of federal, New York or Delaware authorities; (iv) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United. States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Representative is material and adverse and makes it impracticable or inadvisable to proceed with the offering sale or delivery of the Securities in the manner and on the terms described in the Pricing Disclosure Package or to enforce contracts for the sale of securities; (v) in the judgment of the Representative there shall have occurred since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package, any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Crosstex Entities, taken as a whole, other than as disclosed in the Pricing Disclosure Package; or (vi) the Issuers shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representative may interfere materially with the conduct of the business and operations of the Issuers regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 10 shall be without liability on the part of (i) the Issuers or any Guarantor to any Initial Purchaser, except that the Issuers and the Guarantors shall be obligated to reimburse the expenses of the Initial Purchasers in accordance with the terms of Section 6 hereof, (ii) any Initial Purchaser to the Issuers, or (iii) any party hereto to any other party except that the provisions of Sections 8 and 9 hereof shall at all times be effective and shall survive such termination.

SECTION 11.       Representations and Indemnities to Survive Delivery.  The respective indemnities, agreements, representations, warranties and other statements of the Crosstex Entities, their respective officers and the several Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, the Issuers, any Guarantor or any of their partners, officers or directors or any controlling person, as the case maybe, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

SECTION 12.       Notices.  All communications hereunder shall be in writing and shall be mailed, hand delivered, couriered or facsimiled and confirmed to the parties hereto as follows:

If to the Initial Purchasers:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

50 Rockefeller Plaza

New York, NY 10020

Facsimile:  (212) 901-7892

Attention:  HY Legal Department

with a copy (which shall not constitute notice) to:

Facsimile:  (212) 230-8730

Attention:  ECM Legal

Vinson & Elkins L.L.P.

1001 Fannin Street

2500 First City Tower

Houston, Texas  72002

Facsimile:  (713) 651-5861

Attention:  Jeffery K. Malonson

If to a Crosstex Entity:

Crosstex Energy, L.P.

2501 Cedar Springs, Suite 2600

Dallas, Texas  75201

Facsimile:  (214) 953-9501

Attention:  General Counsel

with a copy (which shall not constitute notice) to:

Baker Botts L.L.P.

2001 Ross Avenue

Dallas, Texas  75201-2980

Facsimile:  (214) 661-4634

Attention:  Douglass M. Rayburn

Any party hereto may change the address or facsimile number for receipt of communications by giving written notice to the others.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Issuers, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.

SECTION 13.       Successors.  This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Initial Purchasers pursuant to Section 16 hereof, and to the benefit of the indemnified parties referred to in Sections 8 and 9 hereof, and in each case their respective successors, and no other person will have any right or obligation hereunder.

The term “successors” shall not include any Subsequent Purchaser of other purchaser of the Securities as such from any of the Initial Purchasers merely by reason of such purchase.

SECTION 14.       Partial Unenforceability.  The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 15.       Governing Law Provisions.

(a)           THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

(b)           Consent to Jurisdiction.  Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding a “Related Judgment,” as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum.

SECTION 16.       Default of One or More of the Several Initial Purchasers.  If any one or more of the several Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on the Closing Date, and the aggregate number of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Securities to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the number of Securities set forth opposite their respective names on Schedule A bears to the aggregate number of Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Initial Purchasers with the consent of the non-defaulting Initial Purchasers, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on the Closing Date. If any one or more of the Initial Purchasers shall fail or refuse to purchase Securities and the aggregate number of Securities with respect to which such default occurs exceeds 10% of the aggregate number of Securities to be purchased on the Closing Date, and arrangements satisfactory to the Initial Purchasers and the Issuers for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Sections 4, 6, 8 and 9 hereof shall at all times be effective and shall survive such termination. In any such case either the Initial Purchasers or the Issuers shall have the right to postpone the Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Final Offering Memorandum or any other documents or arrangements may be effected.

As used in this Agreement, the term “Initial Purchaser” shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 16. Any action taken under this Section 16 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

SECTION 17.  No Advisory or Fiduciary Responsibility.  Each of the Issuers and the Guarantors acknowledges and agrees that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Issuers and the Guarantors, on the one hand, and the several Initial Purchasers, on the other hand, and the Issuers and the Guarantors are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Initial Purchaser is and has been acting solely as a principal and is not the agent or fiduciary of the Issuers, Guarantors or their respective affiliates, stockholders, creditors or employees or any other party; (iii) no Initial Purchaser has assumed or will assume an advisory or fiduciary responsibility in favor of the Issuers or Guarantors with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Issuers and the Guarantors on other matters) or any other obligation to the Issuers and the Guarantors except the obligations expressly set forth in this Agreement; (iv) the several Initial Purchasers and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Issuers and the Guarantors and that the several Initial Purchasers have no obligation to disclose any of such interests by virtue of any fiduciary or advisory relationship; (v) the Initial Purchasers have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Issuers and the Guarantors have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate; and (y) it will not claim that the Initial Purchasers, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Issuers, in connection with the transactions contemplated hereby or the process leading thereto.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Issuers, the Guarantors and the several Initial Purchasers, or any of them, with respect to the subject matter hereof The Issuers and the Guarantors hereby waive and release, to the fullest extent permitted by law, any claims that the Issuers and the Guarantors may have against the several Initial Purchasers with respect to any breach or alleged breach of fiduciary duty.

SECTION 18.  General Provisions.  This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

CROSSTEX ENERGY, L.P.

By:	Crosstex Energy GP, LLC,
its general partner

By:	/s/ Michael J. Garberding
Name:	Michael J. Garberding
Title:	Senior Vice President and
Chief Financial Offier

CROSSTEX ENERGY FINANCE CORPORATION

By:	/s/ Michael J. Garberding
Name:	Michael J. Garberding
Title:	Senior Vice President and
Chief Financial Officer

GUARANTORS

CROSSTEX ENERGY SERVICES, L.P.

By:	Crosstex Operating GP, LLC,
its general partner

By:	/s/ Michael J. Garberding
Name:	Michael J. Garberding
Title:	Senior Vice President and
Chief Financial Officer

[Signature Page to Purchase Agreement]

CROSSTEX OPERATING GP, LLC
CROSSTEX ENERGY SERVICES GP, LLC
CROSSTEX LIG LIQUIDS, LLC
CROSSTEX PROCESSING SERVICES, LLC
CROSSTEX PELICAN, LLC
CROSSTEX PERMIAN, LLC
CROSSTEX PERMIAN II, LLC

By:	/s/ Michael J. Garberding
Name:	Michael J. Garberding
Title:	Senior Vice President and
Chief Financial Officer

CROSSTEX GULF COAST MARKETING LTD.
CROSSTEX CCNG PROCESSING LTD.
CROSSTEX NORTH TEXAS PIPELINE, L.P.
CROSSTEX NORTH TEXAS GATHERING, L.P.
CROSSTEX NGL MARKETING, L.P.
CROSSTEX NGL PIPELINE, L.P.

By:	Crosstex Energy Services GP, LLC,
General partner of each above initial
partnership

By:	/s/ Michael J. Garberding
Name:	Michael J. Garberding
Title:	Senior Vice President and
Chief Financial Officer

SABINE PASS PLANT FACILITY JOINT VENTURE

By:	Crosstex Processing Services, LLC,
as general partner, and

By:	Crosstex Pelican, LLC,
as general partner

By:	/s/ Michael J. Garberding
Name:	Michael J. Garberding
Title:	Senior Vice President and
Chief Financial Officer

[Signature Page to Purchase Agreement]

The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED
Acting on behalf of itself and as
Representative of the several Initial Purchasers
listed in Schedule A hereto

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By:	/s/ Jeffrey Bloomquist
Name:	Jeffrey Bloomquist
Title:	Managing Director

SCHEDULE A

Aggregate Principal Amount of Securities to be Purchased
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$85,459,184
Wells Fargo Securities, LLC	$57,397,959
BMO Capital Markets Corp.	$25,510,204
Citigroup Global Markets Inc.	$25,510,204
RBC Capital Markets, LLC	$25,510,204
Capital One Southcoast, Inc.	$7,653,061
Comerica Securities, Inc.	$6,377,551
U.S. Bancorp Investments, Inc.	$6,377,551
ABN AMRO Securities (USA) LLC	$5,102,041
Banco Bilbao Vizcaya Argentaria, S.A.	$5,102,041

Total	$250,000,000

SCHEDULE B-1

Guarantors

Crosstex Energy Services, L.P.

Crosstex Operating GP, LLC

Crosstex Energy Services GP, LLC

Crosstex LIG Liquids, LLC

Crosstex Processing Services, LLC

Crosstex Pelican, LLC

Crosstex Gulf Coast Marketing Ltd.

Crosstex CCNG Processing Ltd.

Crosstex North Texas Pipeline, L.P.

Crosstex North Texas Gathering, L.P.

Crosstex NGL Marketing, L.P.

Crosstex NGL Pipeline, L.P.

Sabine Pass Plant Facility Joint Venture

Crosstex Permian, LLC

Crosstex Permian II, LLC

SCHEDULE B-2

Jurisdiction of Incorporation or Formation

Entity	Jurisdiction of Incorporation/Formation

Crosstex Energy, L.P.	Delaware

Crosstex Energy Finance Corporation	Delaware

Crosstex Energy Services, L.P.	Delaware

Crosstex Operating GP, LLC	Delaware

Crosstex Energy Services GP, LLC	Delaware

Crosstex LIG Liquids, LLC	Louisiana

Crosstex Processing Services, LLC	Delaware

Crosstex Pelican, LLC	Delaware

Crosstex Gulf Coast Marketing Ltd.	Texas

Crosstex CCNG Processing Ltd.	Texas

Crosstex North Texas Pipeline, L.P.	Texas

Crosstex North Texas Gathering, L.P.	Texas

Crosstex NGL Marketing, L.P.	Texas

Crosstex NGL Pipeline, L.P.	Texas

Sabine Pass Plant Facility Joint Venture	Texas

Crosstex Permian, LLC	Texas

Crosstex Permian II, LLC	Texas

EXHIBIT A-1

Form of Opinion of Issuer’s Counsel

(a)                                 Each of the Issuers, the Guarantors formed in the states of Delaware or Texas (the “Delaware-Texas Guarantors”) and the General Partner (collectively, the “Crosstex Covered Entities”) has been duly incorporated, formed or organized, as the case may be, and is validly existing as a corporation, limited partnership or limited liability company, as applicable, and is in good standing under the laws of its respective jurisdiction of incorporation, formation or organization with full power and authority necessary to own or lease its properties and to conduct its business in all material respects, in each case, as described in the Pricing Disclosure Package and the Final Offering Memorandum.  Each of the Crosstex Covered Entities is duly registered or qualified as a foreign corporation, limited liability company or limited partnership, as the case may be, for the transaction of business under the laws of each jurisdiction set forth in Exhibit A to such opinion.

(b)                                 The General Partner has all necessary limited liability company power and authority to act as general partner of the Company in all material respects as described in the Pricing Disclosure Package and the Final Offering Memorandum.  The Operating GP has all necessary limited liability company power and authority to act as general partner of the Operating Partnership in all material respects as described in the Pricing Disclosure Package and the Final Offering Memorandum.

(c)                                  The General Partner is the sole general partner of the Company with a 2% general partner interest in the Company; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns its general partner interest free and clear of all liens, encumbrances (except restrictions on transferability contained in Section 4.6 of the Partnership Agreement, as described in the Pricing Disclosure Package and the Final Offering Memorandum, those created by or arising under the laws of the State of Delaware or those imposed by the Securities Act and the securities or “Blue Sky” laws of certain jurisdictions), security interests, equities, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act.

(d)                                 All of the issued and outstanding equity interests of each Delaware-Texas Guarantor and FinCo (a) have been duly authorized and validly issued (in accordance with the applicable bylaws, limited partnership agreement or limited liability agreement of such Delaware-Texas Guarantor or FinCo), are fully paid (to the extent required under the applicable limited partnership agreement or limited liability agreement of such Delaware-Texas Guarantor) and nonassessable (except as such nonassessability may be affected by Section 17-303, 17-607 and 17-804 of the Delaware LP Act, Sections 18-607 and 18-804 of the Delaware LLC Act or Sections 153.102, 153.202 and 153.210 of the TBOC, as applicable) and (b) are owned, directly or indirectly, by the Company, free and clear of all liens, encumbrances (except (i) those created by or arising under the bylaws, limited liability company or limited partnership laws of the jurisdiction of formation of the respective Delaware-Texas Guarantor or FinCo, as the case may be, (ii) restrictions on transferability as described in the Pricing Disclosure Package and the Final Offering Memorandum, (iii) those arising under the Credit Agreement, (iv) those imposed by the Securities Act and the securities or “Blue Sky” laws of certain jurisdictions or (v) as otherwise contained in the applicable Organizational Document of each Delaware-Texas Guarantor or FinCo), security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges and claims (i) in respect of which a financing statement under the Uniform Commercial Code of the States of Delaware or Texas naming the Company as debtor or, in the case of equity interests of a Guarantor of FinCo owned directly by one or more other Guarantor of FinCo, naming any such other Guarantor or FinCo as debtor(s), is on file as of a recent date in the office of the Secretary of State of the States of Delaware or Texas or (B) otherwise known to such counsel, without independent investigation.

(e)                                  The Operative Agreements of the Crosstex Covered Entities have been duly authorized, executed and delivered by the Crosstex Covered Entities and CEI, as applicable, and are valid and legally binding agreements of the Crosstex Covered Entities and CEI, as applicable, enforceable against the Crosstex Covered Entities and CEI, as applicable, in accordance with their terms; provided, that with respect to each such Operative Agreements of the Crosstex Covered Entities, the enforceability thereof may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing.

(f)                                   The Purchase Agreement has been duly and validly authorized, executed and delivered by each of the Issuers and the Delaware-Texas Guarantors (collectively, the “Delaware-Texas Crosstex Entities”).

(g)                                  The Registration Rights Agreement has been duly authorized, executed and delivered by each of the Delaware-Texas Crosstex Entities, and (assuming the due authorization, execution and delivery thereof by Crosstex LIG Liquids, LLC (the “Louisiana Guarantor”) and the Initial Purchasers) is a valid and legally binding agreement of each of the Issuers and Guarantors, enforceable against each of them in accordance with its terms; provided that the enforceability thereof is subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting the rights and remedies of creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing.

(h)                                 The Indenture has been duly authorized, executed and delivered by each of the Delaware-Texas Crosstex Entities, and (assuming the due authorization, execution and delivery thereof by the Louisiana Guarantor and the Trustee) is a valid and legally binding agreement of each of the Issuers and Guarantors, enforceable against each of them in accordance with its terms; provided that the enforceability thereof is subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting the rights and remedies of creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing.

(i)                                     The Notes and the Guarantees have been duly authorized by each of the Issuers and the Delaware-Texas Guarantors, respectively, the Notes are substantially in the form contemplated by the Indenture and have been validly executed by each of the Issuers, and, when duly authenticated by the Trustee in the manner provided for in the Indenture and delivered to and paid for by the Initial Purchasers under the Purchase Agreement and assuming the due authorization of the Guarantees by the Louisiana Guarantor and assuming the due authorization, execution and delivery of the Indenture by the Louisiana Guarantor, will constitute valid and binding obligations of the Issuers and the Guarantors, respectively, enforceable against them in accordance with their respective terms, except as enforcement thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting the rights and remedies of creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing.

(j)                                    The Exchange Securities have been duly authorized by the Issuers and the Delaware-Texas Guarantors, respectively, and, when the Exchange Securities have been validly issued and duly authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer and assuming the due authorization of the guarantees related to the Exchange Securities by the Louisiana Guarantor, the Exchange Securities will have been validly executed and will constitute valid and binding obligations of the Issuers and the Guarantors, respectively, enforceable against them in accordance with their respective terms, except as enforcement thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting the rights and remedies of creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing.

(k)                                 The statements set forth or incorporated by reference in each of the Preliminary Offering Memorandum and the Final Offering Memorandum (i) under the captions “The Offering” and “Description of Notes,” insofar as they purport to constitute summaries of the terms of the Securities, are accurate in all material respects, and (ii) under the caption “United States Federal Income and Estate Tax Considerations,” insofar as they purport to constitute summaries of statutes, legal, governmental and regulatory proceedings, are accurate in all material respects.

(l)                                     No consent, approval, authorization or order of or filing or registration with, any court or governmental agency or body having jurisdiction over any of the Delaware-Texas Crosstex Entities or any of their respective properties is required in connection with the offering, issuance and sale of the Securities by the Delaware-Texas Crosstex Entities in the manner contemplated by the Purchase Agreement or in the Final Offering Memorandum, the execution, delivery and performance of this Agreement, the Indenture and the Registration Rights

Agreement by the Delaware-Texas Crosstex Entities and the consummation by the Delaware-Texas Crosstex Entities of the transactions contemplated hereby and thereby, except (i) with respect to the purchase and resale of the Securities by the Initial Purchasers, under applicable states securities or “Blue Sky” laws, as to which such counsel need express no opinion, (ii) with respect to the Exchange Securities, as may be required under the Securities Act and applicable state securities or “Blue Sky” laws as contemplated by the Registration Rights Agreement, as to which such counsel need express no opinion, (iii) with respect to the Trustee and the Indenture in respect of the Exchange Securities, as may be required under the Trust Indenture Act, as to which such counsel need express no opinion, (iv) for such consents that have been obtained or made, (v) for such consents that, if not obtained, would not, individually or in the aggregate, have a Material Adverse Change or (vi) as disclosed in the Pricing Disclosure Package and the Final Offering Memorandum.

(m)                             None of the offering, issuance and sale of the Securities by the Issuers and the Delaware-Texas Guarantors, respectively, the execution, delivery and performance of the Securities, the Exchange Securities, the Indenture, the Registration Rights Agreement or the Purchase Agreement by the Delaware-Texas Crosstex Entities or the consummation of the transactions contemplated hereby or thereby (i) constitutes or will constitute a violation of the agreement of limited partnership, limited liability company agreement or other organizational documents of any of the Delaware-Texas Crosstex Entities, (ii) constitutes or will constitute a breach or violation of or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under any agreement filed or incorporated by reference as an exhibit to the Company’s annual report on Form 10-K for the year ended December 31, 2011, quarterly report on Form 10-Q for the quarter ended March 31, 2012 or any applicable current report on Form 8-K filed with the Commission since the date of filing of the most recent Form 10-K (the “Filed Agreements”) (other than liens created under the Credit Agreement), (iii) violates or will violate the Delaware LP Act, the Delaware LLC Act, the DGCL, the laws of the State of Texas or the federal laws of the United States of America, provided that such counsel need express no opinion in this paragraph (p) as to federal or state securities or anti-fraud laws or (iv) to our knowledge, results or will result in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Delaware-Texas Crosstex Entities pursuant to the Filed Agreements (other than liens created under the Credit Agreement), which breaches, violations or defaults, in the case of clauses (ii), (iii) or (iv), would, individually or in the aggregate, have a Material Adverse Change.

(n)                                 None of the Delaware-Texas Crosstex Entities is, nor will they be following the release of proceeds from the Escrow Account in accordance with the terms of the Escrow Agreement, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(o)                                 Assuming the accuracy of the representations and warranties and compliance with the agreements of the Crosstex Entities and the Initial Purchasers contained in the Purchase Agreement and assuming the Securities are issued and sold under the circumstances contemplated by the Purchase Agreement and the Final Offering Memorandum, no registration of the Securities under the Securities Act, and no qualification of an indenture under the Trust Indenture Act, are required for the offer and sale by the Initial Purchasers of the Securities in the manner contemplated by this Agreement.

In addition, such counsel shall state that they have reviewed the Pricing Disclosure Package and the Final Offering Memorandum and have participated in conferences with officers and other representatives of the Issuers, representatives of the independent registered public accounting firm of the Company and representatives of the Initial Purchasers and their counsel, at which the contents of the Pricing Disclosure Package and the Final Offering Memorandum and related matters were discussed. The purpose of such counsel’s professional engagement was not to establish or confirm factual matters set forth in the Pricing Disclosure Package and the Final Offering Memorandum, and such counsel has not undertaken to verify independently any of the factual matters in such documents. Moreover, many of the determinations required to be made in the preparation of the Pricing Disclosure Package and the Final Offering Memorandum involve matters of a non-legal nature. Accordingly, such counsel shall not pass upon, and shall not assume responsibility for, the accuracy, completeness or fairness of the statements contained in, the Pricing Disclosure Package and the Final Offering Memorandum (except as and to the extent stated in paragraph (k) above). Subject to the foregoing, and on the basis of the information such counsel gained in the course of performing services referred to above, such counsel shall advise the Initial Purchasers that no facts have come to such counsel’s attention that lead such counsel to believe that:

(a)                                 the Pricing Disclosure Package, as of the Time of Sale, included an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(b)                                 the Final Offering Memorandum, as of its date and as of the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

it being understood that in each case such counsel has not been asked to, and need not, express any belief with respect to (i) the financial statements and schedules or other financial or accounting information included or incorporated by reference therein or omitted therefrom or (ii) the representations and warranties and other statements of fact contained in the exhibits to any document incorporated by reference therein.

In rendering such opinion, such counsel may (i) rely in respect of matters of fact on certificates of officers and employees of the Delaware-Texas Crosstex Entities and upon information obtained from public officials, (ii) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof and that the signatures on all documents examined by them are genuine, (iii) state that their opinion is limited to matters of federal law, the Delaware LLC Act, the Delaware LP Act, the DGCL, the laws of the State of New York and the laws of the State of Texas, (iv) with respect to the opinions expressed in paragraph (a) above as to the due qualification or registration as a foreign corporation, limited liability company or limited partnership, as the case may be, of each of the Issuers and the Delaware-Texas Guarantors, state that such opinions are based upon certificates of foreign qualification or registration provided by the Secretary of State of the states listed on an exhibit to such opinion, (v) state that they express no opinion with respect to state or local taxes or tax statutes to which any of the partners of the Company or any of the Crosstex Entities may be subject and (vi) state that with respect to the opinions expressed in paragraph (l), such counsel does not intend to express any opinions as to the matters addressed in paragraph (o).

EXHIBIT A-2

Form of Opinion of Issuer’s Local Louisiana Counsel

(a)                                 Crosstex LIG Liquids, LLC (the “Louisiana Guarantor”) has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Louisiana with all limited liability company power and authority necessary to own or lease its properties and to conduct its business, in each case in all material respects as described in the Pricing Disclosure Package and the Final Offering Memorandum.

(b)                                 Crosstex Energy Services, LP (the “Operating Company”) directly or indirectly owns of record all of the issued and outstanding membership interests in the Louisiana Guarantor; such outstanding membership interests have been duly authorized and validly issued in accordance with Louisiana law and the Louisiana Gurantor’s limited liability company agreement (the “LLC Agreement”), and are fully paid (to the extent required under the LLC Agreement) and nonassessable, except as may be provided in the LLC Agreement.

(c)                                  Each of the Purchase Agreement, the Registration Rights Agreement and the Indenture has been duly and validly authorized, executed and delivered by the Louisiana Guarantor.

(d)                                 The Guarantee has been duly authorized by the Louisiana Guarantor.

(e)                                  The guarantees relating to the Exchange Securities have been duly authorized by the Louisiana Guarantor.

(f)                                   No consent, approval, authorization or order of or filing or registration with, any court or governmental agency or body of the State of Louisiana is required in connection with the offering, issuance and sale of the Guarantee by the Louisiana Guarantor in the manner contemplated by the Purchase Agreement or in the Final Offering Memorandum, the execution, delivery and performance of this Agreement, the Indenture and the Registration Rights Agreement by the Louisiana Guarantor and the consummation by the Louisiana Guarantor of the transactions contemplated hereby and thereby, except (i) with respect to the purchase and resale of the Securities by the Initial Purchasers or with respect to the Exchange Securities, under applicable states securities or “Blue Sky” laws, as to which such counsel expresses no opinion, (ii) for such consents that have been obtained or made or (iii) for such consents that, if not obtained, would not, individually or in the aggregate, have a Material Adverse Change.

(g)                                  None of the offering, issuance and sale of the Guarantee by the Louisiana Guarantor, the execution, delivery and performance of the Guarantee, the guarantee related to the Exchange Securities, the Indenture, the Registration Rights Agreement or the Purchase Agreement by the Louisiana Guarantors or the consummation of the transactions contemplated hereby or thereby (i) constitutes or will constitute a violation of the limited liability company agreement of the Louisiana Guarantor or (ii) violates or will violate the Louisiana Limited Liability Company Law, provided that such counsel expresses no opinion as to federal or state securities or anti-fraud laws, which breaches, violations or defaults, in the case of clause (ii), would, individually or in the aggregate, have a Material Adverse Change

In rendering such opinion, such counsel has (i) relied in respect of matters of fact on certificates of officers and employees of the Louisiana Guarantor and upon information obtained from public officials, (ii) assumed that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (iii) stated that their opinion is limited to matters of the laws of the State of Louisiana, (iv) with respect to the opinions expressed in paragraph (a) above as to the due qualification or registration as a foreign limited liability company of the Louisiana Guarantor, state that such opinions are based upon certificates of foreign qualification or registration provided by the Secretary of State of the states listed on an exhibit to such opinion and (v) state that they express no opinion with respect to federal, state or local taxes or tax statutes to which the Louisiana Guarantor or any members of the Louisiana Guarantor may be subject.

ANNEX I

Resale Pursuant to Regulation S or Rule 144A.  Each Initial Purchaser understands that:

Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Securities in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 of Regulation S (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities pursuant hereto and the Closing Date, other than in accordance with Regulation S or another exemption from the registration requirements of the Securities Act. Such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Securities (including any “tombstone” advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Securities, except such advertisements as permitted by and include the statements required by Regulation S.

Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Securities by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903 of Regulation 5, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the date the Securities were first offered to persons other than distributors in reliance on Regulation S and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or in accordance with Rule 144A under the Securities Act or to accredited investors in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Securities covered hereby in reliance on Regulation S under the Securities Act during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S under the Securities Act.”

Such Initial Purchaser agrees that the Securities offered and sold in reliance on Regulation S will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903 of Regulation S and only upon certification of beneficial ownership of such Securities by non-U.S. persons or U.S. persons who purchased such Securities in transactions that were exempt from the registration requirements of the Securities Act.